BB&T VARIABLE INSURANCE FUNDS
SUPPLEMENT DATED APRIL 24, 2007
TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2006
     Effective immediately, the following disclosure will be added to the section entitled “Additional Information on Portfolio Instruments”:
     Credit Default Swaps (“CDSs”). The Total Return Bond VIF and the BB&T Total Return Bond Fund may enter into CDSs. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of CDSs, the contract gives one party (the “buyer”) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the “seller”), frequently, the par value of the debt security. CDSs may require initial premium (discount payments) as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Total Return Bond VIF and BB&T Total Return Bond Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is the seller of a CDS, if the CDS is physically settled, the Fund will be required to earmark and reserve the full notional amount of the CDS. If the Total Return Bond VIF or BB&T Total Return Bond Fund is the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the buyer in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligation. In return, the Fund would receive from the buyer a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
     These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to the CDS will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under the instrument when it wishes to do so. Such occurrences could result in losses to a Fund. CDSs are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the reference issuer of the debt security (as opposed to a credit downgrade or other indication of financial difficulty).